UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered
 Management Investment Companies

Investment Company Act File Number: 811-604

Washington Mutual Investors Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
 Secretary
Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code:   (202) 842-5665

Date of fiscal year end: April 30, 2010

Date of reporting period: April 30, 2010

ITEM 1.  Reports to Stockholders.

Annual report dated April 30, 2010

The right choice for the long term¨
Washington Mutual
Investors Fund
Annual report for the year ended April 30, 2010

Washington Mutual Investors FundSM seeks to provide income and growth of principal through investments in quality common stocks.

This Fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

On the cover: west front aerial view of Mount Vernon Estate. On page 11: Upper Garden at Mount Vernon. Both photographs are courtesy of the Mount Vernon Ladies’ Association.

In this report

Special feature

6	What makes your Fund different? A well-marked path and a seasoned guide.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

12	Investment portfolio

16	Financial statements

30	Board of directors, directors emeriti, advisory board and other officers

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	34.35%	0.11%	2.68%

The total annual Fund operating expense ratio was 0.70% for Class A shares as of April 30, 2010.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager waived a portion of their management fees from September 1, 2004 through December 31, 2008. Applicable Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 24 and 25 for details.

Results for other share classes can be found on page 27.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the Fund.

Fellow shareholders:

The U.S. stock market, anticipating the now-evident signs of economic improvement, climbed steadily during Washington Mutual Investors Fund’s fiscal year ended April 30, 2010. The Fund’s total return for this period was 34.3%, with income dividends of 67½ cents per share reinvested. The Fund did not make a capital gain distribution during the year.

The U.S. economy has now produced three consecutive quarters of positive growth in the gross domestic product, aided by federal government stimulus and spending programs and supported by accommodative Federal Reserve monetary policy, with a near-zero federal funds interest rate.

To replenish inventories and respond to new orders, industrial production has been increasing since last June. Corporate profits have picked up. Since January 2010, over 100 Standard & Poor’s 500 Composite Index companies have either raised their dividends or started paying them and only two have either decreased or suspended them. Although unemployment remains very high at 9.7%, the economy is now creating more jobs than it loses. Consumer spending is leading the growth in the gross domestic product. While we expect the economy to continue to grow, it still faces headwinds. Home prices are stabilizing, but foreclosures and unsold homes still have a depressing effect on the real estate market. Commercial real estate projects continue to decline, and joblessness in the construction industry remains very high. State and local governments are being forced to trim spending because of lower tax receipts. Our own federal government deficits are a long-term worry for the economy. Notwithstanding these headwinds, we do expect the economy to continue to expand, and we think this environment should continue to be positive for the large-capitalization, dividend-paying stocks in which the Fund invests.

Since October 31, 2009, when we last reported to you, 11 new companies appeared in the Fund’s portfolio: Nucor, Tenaris, Diamond Offshore Drilling, Potash Corp. of Saskatchewan, W.W. Grainger, Stanley Black & Decker, Walt Disney, Colgate-Palmolive, M&T Bank, Bank of Montreal and Toronto-Dominion Bank. Eight companies have been eliminated: 3M, Avery Dennison, Burlington Northern Santa Fe, Gannett, Limited Brands, Nordstrom, Sysco and Clorox.

The Investment Adviser’s Report on page 2 provides more information on the Fund’s results, which appear below.

Average annual total returns for periods ended April 30, 2010, with all distributions reinvested	1 year	5 years	10 years	Lifetime (Since 7/31/52)
Washington Mutual Investors Fund (Class A shares)	34.3%	1.8%	3.5%	11.8%
Standard & Poor’s 500 Composite Index*	38.8	2.6	–0.2	10.5
*The S&P 500 is unmanaged and does not reflect the effect of sales charges, commissions or expenses.

Cordially,
	James H. Lemon, Jr. Vice Chairman of the Board	Jeffrey L. Steele President of the Fund

June 7, 2010

For current information about the Fund, visit americanfunds.com.

Investment adviser’s report

As the recovery in both the consumer and industrial sectors of the U.S. economy continued to progress, stocks have advanced sharply. Key economic indicators improved from a year ago, and retail sales, industrial production, exports and company earnings showed solid growth. Gross domestic product expanded at a 3.0% annualized rate in the first quarter of 2010, although over half of that expansion was due to the restocking of inventories. Adding support to equity markets, inflation and interest rates continue at low levels.

In this positive environment, Washington Mutual Investors Fund posted a total return of 34.3% for the past 12 months. Even though the Fund’s results were strong on an absolute basis, Washington Mutual trailed the unmanaged Standard & Poor’s 500 Composite Index, which gained 38.8%.

Over the past five years, Washington Mutual provided an average annual total return of 1.8%, compared with 2.6% by the S&P 500. However, the Fund continued to outpace the S&P 500 by significant margins over longer periods. As the chart on page 1 shows, for the 10-year period ended April 30, 2010, the Fund had an average annual return of 3.5%, compared with –0.2% by the S&P 500. Over its nearly 58-year lifetime, Washington Mutual Investors Fund has had an average annual return of 11.8%, compared with 10.5% by the S&P 500.

Dividends have resumed their upswing since last autumn. One of the Fund’s larger holdings, IBM, increased its dividend by 18%. Companies built liquidity in the face of the recession, and now balance sheets are among the strongest we have ever seen. The industrial companies in the S&P 500 have an average cash-to-assets ratio of about 12% and can also profitably take advantage of current low interest rates to meet additional borrowing requirements.

The Fund’s investments
The Fund’s five largest investment sectors at fiscal year-end as a percentage of net assets were Industrials (17.1%), Energy (13.3%), Health care (12.7%), Utilities (9.7%) and Consumer discretionary (9.2%). Industrials, energy and health care made large contributions to the Fund over the past 12 months, while telecommunications and utilities detracted from results.

Often in rapidly recovering stock markets like the past 12 months, the lesser quality, smaller companies, which fell the most during the decline, experience a stronger recovery than the larger, well-financed companies that pay dividends. It has often been the case that after a year to 18 months of recovery, the next wave of stock market gains incorporates the larger income-oriented companies. Should this happen, the Fund could benefit from this new wave of market expansion. In addition, growing worries about debt problems in Greece and the concern that the troubles may spread to other European countries may cause investors to favor U.S. stocks.

Despite the advances of the U.S. economy and stock markets so far, there are some signs that hint that this could be a longer and more drawn-out process than usual. Companies are only tentatively replenishing their inventories and haven’t returned to normal hiring levels. State and federal governments are grappling with fiscal crises. Commercial real estate remains troubled, and there has been very little recovery in housing starts.

We will continue to monitor these developments closely. As always, we will focus our investments in quality companies that meet strict financial standards that include a consistent record of paying dividends. This approach has served the Fund well in all kinds of markets, and we believe it will continue to do so in the years ahead.

— Capital Research and Management Company

For current information about the Fund, visit americanfunds.com

The value of a long-term perspective

The value of a long-term perspective

$8,000,000
6,000,000
4,000,000
2,000,000
1,000,000
800,000
600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000

How a $10,000 investment in Washington Mutual Investors Fund grew

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.[1] Thus, the net amount invested was $9,425.[2] Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. For current information and month-end results, visit americanfunds.com.

This chart and accompanying table show how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2010.

As you can see, that $10,000 investment in Washington Mutual Investors Fund, with all distributions reinvested, would have grown to $5,823,177. Over the same period, that $10,000 would have grown to $3,181,146 in Standard & Poor's 500 Composite Index. According to the Consumer Price Index, it now requires $81,651 to purchase what $10,000 would have bought on July 31, 1952.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your distributions and want to know how your investment has done since April 30, 1995. At that time, according to the table, the value of the investment illustrated here was $1,730,694. The growth to $5,823,177 on April 30, 2010, represents a 236% cumulative return.

Average annual total returns based on a $1,000 investment (for periods ended April 30, 2010)*

	1 year	5 years	10 years
Class A shares	26.56%	0.64%	2.84%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Fiscal year ended April 30	1953[3]	1954	1955	1956	1957	1958	1959	1960	1961	1962	1963	1964	1965	1966	1967	1968	1969	1970	1971	1972
Capital value (dollars in thousands)[4]																				
Dividends in cash	$ .2	.4	.5	.6	.6	.7	.7	.7	.8	.8	.9	.9	1.0	1.0	1.2	1.3	1.5	1.6	1.7	1.8
Value at year-end	$9.2	10.8	14.7	17.9	18.3	16.9	24.1	21.9	26.3	26.6	28.8	31.1	36.9	38.5	39.4	42.5	48.4	39.0	48.8	48.0
Total value (dollars in thousands)[4]																				
Dividends reinvested	$ .2	.4	.5	.7	.8	.8	.9	.9	1.1	1.1	1.3	1.4	1.5	1.6	1.9	2.2	2.6	2.9	3.2	3.5
Value at year-end	$9.3	11.5	16.3	20.6	21.9	21.1	31.1	29.0	36.2	37.7	42.3	47.1	57.5	61.6	65.3	72.7	85.6	71.6	93.4	95.5
WMIF total return	(6.7)%	23.2	41.7	26.3	6.4	(3.8)	47.6	(6.5)	24.5	4.1	12.3	11.4	22.0	7.2	6.0	11.4	17.7	(16.3)	30.4	2.3

Fiscal year ended April 30	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991
Capital value (dollars in thousands)[4]																			
Dividends in cash	1.8	1.9	2.2	2.4	2.5	2.7	2.9	3.2	4.8	4.1	4.5	4.8	5.5	6.1	6.8	7.1	6.2	8.9	9.1
Value at year-end	43.3	40.7	42.9	53.8	55.4	54.2	58.2	56.0	72.4	69.9	101.9	100.1	115.5	152.2	181.0	167.1	198.1	202.4	222.0
Total value (dollars in thousands)[4]																			
Dividends reinvested	3.7	3.9	4.8	5.5	6.2	6.8	7.8	9.2	14.6	13.3	15.5	17.5	20.8	24.4	28.2	30.8	27.8	41.7	44.6
Value at year-end	89.5	88.0	98.3	129.9	140.3	144.3	163.1	165.8	230.4	235.8	362.3	373.5	452.5	623.8	771.9	742.9	911.6	971.1	1,113.7
WMIF total return	(6.3)	(1.7)	11.8	32.2	8.0	2.8	13.0	1.7	38.9	2.3	53.7	3.1	21.1	37.9	23.8	(3.8)	22.7	6.5	14.7

The results shown are before taxes on Fund distributions and sale of Fund shares.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses.

[1]As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.

3 Washington Mutual Investors Fund

$5,823,177[4]
Washington Mutual with dividends reinvested
$3,181,146[5]
S&P 500 with dividends reinvested
$728,430[6]
Washington Mutual with dividends taken in cash
$81,651[7]
Consumer Price Index (inflation)
$10,000
Original investment
Value added by reinvestment of dividends

1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
8.3	8.5	8.6	9.8	10.0	10.5	11.0	11.5	11.9	13.2	13.1	13.3	13.4	14.8	15.6	16.9	19.0	19.9	19.0
244.6	268.1	266.5	301.1	381.5	455.6	628.9	707.7	646.5	719.7	700.8	593.6	717.0	749.1	830.9	952.2	879.1	558.4	728.4
42.3	44.6	46.7	55.1	58.2	62.8	67.4	71.8	75.7	85.0	86.5	89.8	92.0	104.1	111.6	123.2	141.4	151.7	149.5
1,272.4	1,442.4	1,479.1	1,730.7	2,256.9	2,763.0	3,890.3	4,458.5	4,148.1	4,709.6	4,675.0	4,050.3	4,989.6	5,316.5	6,013.6	7,027.1	6,620.4	4,336.3	5,823.2
14.2	13.4	2.5	17.0	30.4	22.4	40.8	14.6	(7.0)	13.5	(0.7)	(13.4)	23.2	6.5	13.1	16.9	(5.8)	(34.5)	34.3

Fund's lifetime average annual total return: 11.7%

Washington Mutual Investors Fund 5

Below are the plot points for the mountain chart image featured above.
WASHINGTON MUTUAL INVESTORS FUND
MOUNTAIN CHART AND INDEX PLOT POINTS

Results of a $10,000 investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2010

Year	CAPITAL VALUE		TOTAL VALUE
ended	Dividends in		Dividends		TOTAL
April 30	Cash	WMIF6	Reinvested	WMIF4	RETURN	S&P500	CPI7

07/31/52		$9,425		$9,425		$10,000	$10,000
19533	$170	9,161	$170	9,330	-6.7%	10,094	9,963
1954	434	10,773	449	11,494	23.2	12,282	10,037
1955	500	14,665	542	16,288	41.7	17,295	10,000
1956	580	17,851	654	20,565	26.3	22,938	10,075
1957	647	18,304	756	21,877	6.4	22,520	10,449
1958	680	16,928	825	21,055	-3.8	22,269	10,824
1959	701	24,125	885	31,071	47.6	30,569	10,861
1960	728	21,871	948	29,041	-6.5	29,850	11,049
1961	815	26,300	1,097	36,167	24.5	37,071	11,161
1962	824	26,592	1,146	37,654	4.1	38,158	11,311
1963	891	28,838	1,279	42,278	12.3	42,296	11,423
1964	923	31,149	1,369	47,109	11.4	49,698	11,573
1965	956	36,940	1,462	57,490	22.0	57,450	11,760
1966	1,048	38,487	1,648	61,603	7.2	60,563	12,097
1967	1,176	39,424	1,906	65,270	6.0	64,731	12,397
1968	1,331	42,481	2,231	72,692	11.4	69,365	12,884
1969	1,516	48,408	2,627	85,576	17.7	75,988	13,596
1970	1,605	39,049	2,874	71,603	-16.3	61,834	14,419
1971	1,711	48,769	3,193	93,387	30.4	81,718	15,019
1972	1,779	47,991	3,455	95,521	2.3	87,267	15,543
1973	1,818	43,290	3,671	89,522	-6.3	89,214	16,330
1974	1,858	40,682	3,907	87,956	-1.7	77,959	17,978
1975	2,185	42,855	4,828	98,315	11.8	79,061	19,813
1976	2,350	53,771	5,498	129,949	32.2	95,785	21,011
1977	2,510	55,449	6,171	140,348	8.0	96,702	22,472
1978	2,658	54,228	6,849	144,340	2.8	100,121	23,933
1979	2,870	58,180	7,785	163,075	13.0	110,959	26,442
1980	3,203	56,032	9,167	165,848	1.7	122,446	30,337
1981	4,784	72,410	14,603	230,424	38.9	160,796	33,371
1982	4,097	69,851	13,327	235,768	2.3	148,977	35,543
1983	4,497	101,855	15,517	362,293	53.7	221,825	36,929
1984	4,840	100,116	17,527	373,509	3.1	225,698	38,614
1985	5,465	115,473	20,783	452,498	21.1	265,541	40,037
1986	6,110	152,209	24,380	623,768	37.9	361,778	40,674
1987	6,781	180,960	28,228	771,949	23.8	457,672	42,210
1988	7,116	167,083	30,815	742,856	-3.8	427,911	43,858
1989	6,183	198,139	27,838	911,609	22.7	525,847	46,105
1990	8,920	202,429	41,689	971,051	6.5	581,168	48,277
1991	9,136	222,016	44,574	1,113,747	14.7	683,361	50,637
1992	8,319	244,607	42,315	1,272,372	14.2	779,015	52,247
1993	8,468	268,131	44,625	1,442,389	13.4	850,855	53,933
1994	8,583	266,513	46,719	1,479,112	2.5	896,027	55,206
1995	9,790	301,054	55,060	1,730,694	17.0	1,052,264	56,891
1996	10,008	381,514	58,187	2,256,894	30.4	1,369,880	58,539
1997	10,506	455,551	62,763	2,763,032	22.4	1,714,024	60,000
1998	11,033	628,864	67,443	3,890,253	40.8	2,417,442	60,861
1999	11,527	707,654	71,812	4,458,483	14.6	2,945,129	62,247
2000	11,935	646,507	75,684	4,148,130	-7.0	3,243,332	64,157
2001	13,153	719,687	85,030	4,709,580	13.5	2,822,817	66,255
2002	13,116	700,823	86,458	4,674,962	-0.7	2,466,687	67,341
2003	13,345	593,597	89,753	4,050,310	-13.4	2,138,513	68,839
2004	13,383	717,050	92,016	4,989,599	23.2	2,627,509	70,412
2005	14,846	749,077	104,079	5,316,457	6.5	2,793,876	72,884
2006	15,614	830,885	111,648	6,013,586	13.1	3,224,286	75,468
2007	16,895	952,250	123,209	7,027,094	16.9	3,715,238	77,410
2008	19,026	879,074	141,440	6,620,450	-5.8	3,541,391	80,458
2009	19,946	558,444	151,683	4,336,342	-34.5	2,291,662	79,865
2010	19,028	728,430	149,470	5,823,177	34.3	3,181,146	81,651
	354,916		2,016,066

						Fund's lifetime
						average annual
						compound
						return:
						11.7%
						57.7479

3 For the period July 31, 1952 (when the Fund began operations) through April 30, 1953.

4 Total value includes reinvested dividends of $2,016,066 and reinvested capital gain distributions of $2,747,465.

5 The S&P 500 cannot be invested in directly.

6 Capital value includes reinvested capital gain distributions of $464,101 but does not reflect income dividends of
$354,916 taken in cash.

7 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

A well-marked path and a seasoned guide

Long before he was the father of our country, George Washington was a surveyor — licensed at the age of seventeen. It is difficult to imagine today the skills needed to map uncharted territories on our colonial frontiers. It is quite possible that the lessons George Washington learned as a mapmaker helped him in making important decisions later in life. One of those lessons, surely, was that shortcuts often lead to dead ends. In the investment world, many people make mistakes by following short-term investment trends or by investing in what is fashionable. Of course, recent events reminded everyone that all investments involve risks, but there is much to recommend prudence and a good compass.

Since 1952, Washington Mutual Investors Fund has been providing investors with a unique and well-tested approach to help them reach their financial goals with as few setbacks as possible.

The Fund has consistently focused on an exclusive group of well-established companies with good long-term records and dividend histories. What’s more, it has never backtracked by being less than fully invested in the stock market.

These characteristics have made it easy for shareholders and their financial advisers to determine the role the Fund plays in an overall asset-allocation plan. As a result, the Fund is a popular choice for investors in retirement plans (more than one million personal tax-deferred accounts) and for use by fiduciaries (nearly half a million accounts are held by trustees, guardians and custodians).

Let’s take a closer look at what makes Washington Mutual Investors Fund different.

Higher standards

The Fund’s eligible list of investments is based on standards created after the Great Depression to ensure prudent choices by fiduciaries. The standards emphasize companies with long histories of paying dividends and those that have fully earned the dividends they pay (rather than those that borrow money for that purpose), as well as companies with very strong balance sheets. These strict qualifications eliminate all but a small percentage of companies.

Because new, untested or unsteady companies do not meet these eligibility standards, Washington Mutual Investors Fund’s portfolio tends to include many familiar names — companies whose products or services you might know well.

"On any given day, shareholders are likely to use dozens of products or services provided by companies that are among the Fund’s holdings," says Jim Lemon, vice chairman of the board. "When you fill your gas tank, use a computer, make a phone call, drink a soda or even reach for a paper towel, chances are, you’re doing business with a company in which you’re a part owner through Washington Mutual Investors Fund."

Nearly all companies whose stocks are held must be based in the United States — by far the world’s largest single-country economy and home to 15 of the world’s 20 largest companies* — although the Fund may invest up to 5% of its assets in companies based outside the U.S., provided that they are listed on the New York Stock Exchange and meet certain additional criteria.
*Source: Market capitalizations, Morgan Stanley Capital International All Country World Index, 12/31/09.

Yet even U.S.-based companies can do significant business outside the U.S. Over 40% of all sales by large U.S. companies are abroad, according to Standard & Poor’s Index Services. In some cases, the percentage is considerably higher.

An experienced board of directors regularly monitors the Fund’s investment standards and, occasionally, makes adjustments to reflect economic, market or corporate changes seen as permanent. Among the directors are business executives, academics and former U.S. government officials, all dedicated to ensuring that shareholders are well-served.

"To keep an eye on things from a shareholder’s point of view, it’s important to actually be a shareholder," says Jim Miller, former director of the U.S. Office of Management and Budget and a member of the Fund’s board since 1992. "So, directors typically have invested in Washington Mutual Investors Fund."

As a policy, the Fund remains fully invested at all times, with 95% or more of assets invested in common stocks. Investors can benefit from owning large, high-quality companies over long periods without trying to time the stock market. The more volatile, less-capitalized stocks — those most likely to go up (or down) the most and the fastest — are not as likely to be among those held by the Fund.

"When the market as a whole goes down dramatically, smaller companies often fare the worst," explains Jim Dunton, who has served as one of the Fund’s portfolio counselors for 31 years. "As these stocks have a much deeper hole to climb out of, they initially reflect outsized gains in the first stage of the market’s recovery. The larger, high-quality companies have typically not fallen as far and recover a bit more slowly; however, investors often appreciate this less-volatile experience."

More experience

Washington Mutual Investors Fund began operations in 1952. Slightly more than 1% of all U.S. equity mutual funds in existence today (less than 50 of nearly 4,000) have been around that long — and that number doesn’t even take into account those that did not survive the entire period.

The Fund’s investment manager is one of the world’s oldest and largest. Founded in 1931, Capital Research and Management Company has offices in Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore and Tokyo. From these offices, hundreds of investment professionals study companies all over the world. This global presence allows global insights and perspectives that influence how investment professionals think about U.S.-based companies.

Seven portfolio counselors, with a total of 248 years of invesment experience, each independently manage a slice of the Fund’s assets in accordance with the Fund’s investment objective and guidelines. This multiple portfolio counselor system means that success isn’t all up to one person (as it is in most mutual funds) and it helps ensure continuity because only a small portion of responsibility is likely to change hands at any one time.

Analysts also manage a portion of the Fund’s assets. This is rarely seen in the mutual fund world, where serving as an analyst is often viewed as just a step on the career path toward portfolio management. In the Capital organization, it is a career option by itself, enabling investment analysts to develop the understanding and perspective that comes with experience and to make the most of knowing company executives over many years.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Superior long-term results

There have been 48 rolling 10-year periods (such as 1953–1962, 1954–1963) in Washington Mutual Investors Fund’s lifetime. The Fund outpaced the stock market (as measured by the unmanaged Standard & Poor’s 500 Composite Index) during 39 of those periods.

Meanwhile, the value of an investment in the Fund at least doubled during 40 of the periods (83.3% of the time), at least tripled during 26 of the periods (54.2% of the time) and at least quadrupled in 13 of the periods (27.1% of the time).

The Fund has always held up better than the market (S&P 500) during market declines of approximately 15% or more. Of course, there have been periods when the Fund has not done as well as the market.

The Fund’s results have been negative in just 12 of the 57 years in its history. In all but three of these instances, Fund share-holders who reinvested dividends — which have been paid quarterly throughout the Fund’s lifetime — were back in the black if they held on to their investment through the following year.

Generally, the Fund has achieved these results and has done so by avoiding dramatic ups and downs. It has been less volatile than the S&P 500 over the 10 years through calendar 2009, as well as over its entire history. (Volatility is calculated using annualized standard deviation, a measure of how monthly total returns over time have varied from the mean.)

Indeed, over the past 10 calendar years — a period some have called a "lost decade" — the Fund showed its stamina and shareholders came out ahead.

The Fund’s portfolio counselors emphasize investing in companies for the long term, which helps keep portfolio turnover low — 21% a year, on average, over the past five calendar years. The five-year average for similar funds (growth and income funds tracked by Lipper) was 63%. Lower turnover means lower Fund expenses — less money spent buying and selling portfolio securities.

Similarly, Washington Mutual Investors Fund’s management fees have been low. As of April 30, 2010, they were just 0.29% for A shares, compared with 0.59% for similar funds, according to Lipper.

Compensation paid to the Fund’s portfolio counselors is heavily influenced by investment results over rolling four- and eight-year periods to encourage a long-term investment approach.

Moreover, each portfolio counselor is an investor in Washington Mutual Investors Fund. So, our seasoned investment professionals, using the Fund’s investment standards to seek superior long-term results, are on the same path as the Fund’s shareholders.

Investment portfolio April 30, 2010
Industry sector diversification	Percent of net assets	Ten largest holdings	Percent of net assets
Industrials	17.13%	Chevron	5.28%
Energy	13.31	Verizon	3.57
Health care	12.72	McDonald’s	3.19
Utilities	9.66	Royal Dutch Shell	3.19
Consumer discretionary	9.19	Merck	2.90
Financials	8.53	AT&T	2.83
Consumer staples	8.15	Boeing	2.49
Information technology	7.71	United Technologies	2.44
Telecommunication services	6.40	Coca-Cola	2.25
Materials	3.11	Wells Fargo	1.97
Miscellaneous	1.97
Short-term securities & other assets less liabilities	2.12

Common stocks — 97.88%	Shares	Value (000)	Percent of net assets
Energy — 13.31%
Baker Hughes Inc.	2,000,000	$ 99,520.19%
Chevron Corp.	33,016,800	2,688,888	5.28
ConocoPhillips	12,350,000	730,997	1.43
Diamond Offshore Drilling, Inc.	1,920,000	151,872.30
Exxon Mobil Corp.	5,015,000	340,268.67
Halliburton Co.	7,000,000	214,550.42
Hess Corp.	2,140,000	135,997.27
Marathon Oil Corp.	6,000,000	192,900.38
Occidental Petroleum Corp.	1,700,000	150,722.30
Royal Dutch Shell PLC, Class A (ADR)	886,700	55,640
Royal Dutch Shell PLC, Class B (ADR)	25,880,000	1,570,398	3.19
Schlumberger Ltd.	6,250,000	446,375.88
		6,778,127	13.31

Materials — 3.11%
Air Products and Chemicals, Inc.	2,500,000	191,950.38
Alcoa Inc.	8,500,000	114,240.22
Dow Chemical Co.	15,032,826	463,462.91
E.I. du Pont de Nemours and Co.	6,800,000	270,912.53
Monsanto Co.	880,000	55,493.11
Potash Corp. of Saskatchewan Inc.	425,000	46,962.09
PPG Industries, Inc.	1,600,000	112,592.22
Praxair, Inc.	2,900,000	242,933.48
Weyerhaeuser Co.	1,690,000	83,689.17
		1,582,233	3.11

Industrials — 17.13%
Boeing Co.	17,510,000	1,268,249	2.49
Caterpillar Inc.	2,000,000	136,180.27
Deere & Co.	2,250,000	134,595.27
Eaton Corp.	1,200,000	92,592.18
Emerson Electric Co.	15,750,000	822,622	1.62
General Dynamics Corp.	2,950,000	225,262.44
General Electric Co.	17,500,000	330,050.65
Honeywell International Inc.	9,300,000	441,471.87%
Illinois Tool Works Inc.	5,620,000	287,182.56
Lockheed Martin Corp.	7,700,000	653,653	1.28
Masco Corp.	9,227,813	149,767.29
Norfolk Southern Corp.	2,000,000	118,660.23
Northrop Grumman Corp.	13,400,000	908,922	1.79
Pitney Bowes Inc.	10,274,000	260,960.51
Rockwell Automation	3,000,000	182,160.36
Southwest Airlines Co.	5,500,000	72,490.14
Tyco International Ltd.	8,000,000	310,320.61
United Parcel Service, Inc., Class B	12,175,900	841,842	1.65
United Technologies Corp.	16,565,000	1,241,547	2.44
Waste Management, Inc.	7,000,000	242,760.48
		8,721,284	17.13

Consumer discretionary — 9.19%
Best Buy Co., Inc.	1,750,000	79,800.16
Darden Restaurants, Inc.	2,000,000	89,500.18
Harley-Davidson, Inc.	3,950,000	133,628.26
Home Depot, Inc.	22,980,300	810,056	1.59
J.C. Penney Co., Inc.	1,600,000	46,672.09
Johnson Controls, Inc.	21,698,200	728,842	1.43
Leggett & Platt, Inc.	5,000,000	122,650.24
Lowe’s Companies, Inc.	6,400,000	173,568.34
Mattel, Inc.	3,000,000	69,150.14
McDonald’s Corp.	23,040,000	1,626,394	3.19
McGraw-Hill Companies, Inc.	11,300,000	381,036.75
News Corp., Class A	7,060,000	108,865.21
VF Corp.	2,800,000	241,976.47
Walt Disney Co.	1,900,000	69,996.14
		4,682,133	9.19

Consumer staples — 8.15%
Avon Products, Inc.	7,330,400	236,992.47
Coca-Cola Co.	21,439,589	1,145,946	2.25
Colgate-Palmolive Co.	1,300,000	109,330.21
H.J. Heinz Co.	3,700,000	173,419.34
Kimberly-Clark Corp.	2,700,000	165,402.32
Kraft Foods Inc., Class A	26,390,000	781,144	1.53
PepsiCo, Inc.	8,250,000	538,065	1.06
Procter & Gamble Co.	8,650,800	537,734	1.06
Walgreen Co.	2,500,000	87,875.17
Wal-Mart Stores, Inc.	7,000,000	375,550.74
		4,151,457	8.15

Health care — 12.72%
Abbott Laboratories	18,440,400	943,411	1.85
Aetna Inc.	7,400,000	218,670.43
Baxter International Inc.	3,810,000	179,908.35
Becton, Dickinson and Co.	1,000,000	76,370.15
Bristol-Myers Squibb Co.	20,500,000	518,445	1.02
Cardinal Health, Inc.	13,823,700	479,544.94
Eli Lilly and Co.	24,000,000	839,280	1.65
Health care (continued)
Johnson & Johnson	12,865,000	827,220	1.63
Medtronic, Inc.	12,015,000	524,935	1.03
Merck & Co., Inc.	42,190,000	1,478,338	2.90
Pfizer Inc	13,578,250	227,028.45
Stryker Corp.	1,650,000	94,776.19
UnitedHealth Group Inc.	2,250,000	68,198.13
		6,476,123	12.72

Financials — 8.53%
Allstate Corp.	10,500,000	343,035.67
American Express Co.	10,000,000	461,200.91
BB&T Corp.	5,665,000	188,305.37
Chubb Corp.	5,000,000	264,350.52
HSBC Holdings PLC (ADR)	3,900,000	198,471.39
JPMorgan Chase & Co.	6,349,100	270,345.53
KeyCorp	7,000,000	63,140.12
Marsh & McLennan Companies, Inc.	25,516,900	618,019	1.21
Moody’s Corp.	2,450,000	60,564.12
PNC Financial Services Group, Inc.	1,645,000	110,560.22
Toronto-Dominion Bank	1,300,000	96,798.19
U.S. Bancorp	24,825,600	664,581	1.31
Wells Fargo & Co.	30,270,000	1,002,240	1.97
		4,341,608	8.53

Information technology — 7.71%
Automatic Data Processing, Inc.	5,395,000	233,927.46
Google Inc., Class A1	450,000	236,448.47
Hewlett-Packard Co.	10,810,000	561,796	1.10
Intel Corp.	19,700,000	449,751.88
International Business Machines Corp.	3,935,000	507,615	1.00
Linear Technology Corp.	7,790,000	234,168.46
Microsoft Corp.	21,730,000	663,634	1.30
Oracle Corp.	12,213,300	315,592.62
Paychex, Inc.	10,950,000	335,070.66
Texas Instruments Inc.	14,825,000	385,598.76
		3,923,599	7.71

Telecommunication services — 6.40%
AT&T Inc.	55,215,000	1,438,903	2.83
Verizon Communications Inc.	62,950,000	1,818,625	3.57
		3,257,528	6.40

Utilities — 9.66%
Ameren Corp.	1,400,000	36,344.07
American Electric Power Co., Inc.	3,800,000	130,340.25
Consolidated Edison, Inc.	2,800,000	126,560.25
Dominion Resources, Inc.	8,550,000	357,390.70
Duke Energy Corp.	45,100,000	756,778	1.49
Entergy Corp.	7,380,000	599,920	1.18
Exelon Corp.	18,660,000	813,389	1.60
FirstEnergy Corp.	15,200,000	575,624	1.13
FPL Group, Inc.	5,550,000	288,878.57
NiSource Inc.	2,500,000	40,750.08
PPL Corp.	14,917,904	369,367.72
Southern Co.	17,300,000	597,888	1.17
Xcel Energy Inc.	10,500,000	228,375.45
		4,921,603	9.66

Miscellaneous — 1.97%
Other common stocks in initial period of acquisition		1,003,092	1.97

Total common stocks (cost: $41,048,669,000)		49,838,787	97.88

Short-term securities — 2.17%	Principal amount (000)

Colgate-Palmolive Co. 0.18% due 5/10/20102	$ 21,700	21,699.04
Fannie Mae 0.18%–0.25% due 6/14–8/16/2010	167,400	167,312.33
Federal Farm Credit Banks 0.17% due 5/27/2010	12,500	12,499.02
Federal Home Loan Bank 0.17%–0.19% due 6/9–7/28/2010	100,000	99,968.20
Freddie Mac 0.16%–0.18% due 6/28–6/29/2010	82,124	82,101.16
General Electric Co. 0.18% due 5/3/2010	71,500	71,499.14
Jupiter Securitization Co., LLC 0.22% due 5/11/20102	32,000	31,998.06
Merck & Co. Inc. 0.19% due 5/24/20102	64,900	64,892.13
NetJets Inc. 0.21% due 6/30/20102	55,000	54,976.11
Paccar Financial Corp. 0.16% due 5/13/2010	23,400	23,398.05
PepsiCo Inc. 0.19%–0.20% due 6/15–6/16/20102	90,000	89,978.18
Pfizer Inc 0.18% due 6/21/20102	27,600	27,593.05
Procter & Gamble International Funding S.C.A. 0.18%–0.19% due 5/14–6/4/20102	134,700	134,684.26
Straight-A Funding LLC 0.17%–0.26% due 5/5–7/21/20102	129,582	129,555.25
U.S. Treasury Bills 0.155%–0.161% due 5/27–6/24/2010	95,800	95,780.19

Total short-term securities (cost: $1,107,922,000)		1,107,932	2.17

Total investment securities (cost: $42,156,591,000)		50,946,719	100.05
Other assets less liabilities		(26,848)	(.05)

Net assets		$50,919,871	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $555,375,000, which represented 1.09% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements

Statement of assets and liabilities at April 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $42,156,591)		$50,946,719
Cash		1,803
Receivables for:
Sales of investments	$121,657
Sales of Fund’s shares	47,311
Dividends	112,587	281,555
		51,230,077
Liabilities:
Payables for:
Purchases of investments	180,831
Repurchases of Fund’s shares	87,438
Management services	12,041
Services provided by affiliates	26,643
Directors’ and advisory board’s deferred compensation	2,385
Other	868	310,206
Net assets at April 30, 2010		$50,919,871

Net assets consist of:
Capital paid in on shares of capital stock		$48,364,370
Undistributed net investment income		300,340
Accumulated net realized loss		(6,534,956)
Net unrealized appreciation		8,790,117
Net assets at April 30, 2010		$50,919,871

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 4,000,000 shares, $.001 par value (1,972,765 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$39,349,284	1,522,919	$25.84
Class B	1,249,015	48,681	25.66
Class C	1,829,809	71,487	25.60
Class F-1	1,770,442	68,689	25.77
Class F-2	415,858	16,094	25.84
Class 529-A	932,374	36,132	25.80
Class 529-B	144,592	5,630	25.68
Class 529-C	287,911	11,217	25.67
Class 529-E	52,643	2,048	25.70
Class 529-F-1	51,215	1,988	25.77
Class R-1	66,709	2,600	25.65
Class R-2	694,004	27,125	25.59
Class R-3	1,280,555	49,840	25.69
Class R-4	1,120,816	43,516	25.76
Class R-5	867,869	33,593	25.83
Class R-6	806,775	31,206	25.85

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.42 and $27.37, respectively.

See Notes to financial statements

Statement of operations for the year ended April 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $808)	$1,687,241
Interest	1,803	$1,689,044

Fees and expenses*:
Investment advisory services	95,872
Business management services	43,565
Distribution services	143,302
Transfer agent services	54,327
Administrative services	17,151
Reports to shareholders	3,026
Registration statement and prospectus	8,775
Directors’ and advisory board’s compensation	2,140
Auditing and legal	305
Custodian	301
State and local taxes	—†
Other	2,632	371,396
Net investment income		1,317,648

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments		2,207,034
Net unrealized appreciation on investments		10,515,745
Net realized gain and unrealized appreciation on investments		12,722,779
Net increase in net assets resulting from operations		$14,040,427

*Additional information related to class-specific fees and expenses is included in the Notes to financial statements.
†Amount less than one thousand.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
Operations:	2010	2009
Net investment income	$ 1,317,648	$ 1,424,548
Net realized gain (loss) on investments	2,207,034	(8,718,989)
Net unrealized appreciation (depreciation) on investments	10,515,745	(18,332,108)
Net increase (decrease) in net assets resulting from operations	14,040,427	(25,626,549)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,367,940)	(1,596,849)
Distributions from net realized gain on investments	—	(1,101,866)
Total dividends and distributions paid to shareholders	(1,367,940)	(2,698,715)

Net capital share transactions	(5,069,126)	(4,761,319)

Total increase (decrease) in net assets	7,603,361	(33,086,583)

Net assets:
Beginning of year	43,316,510	76,403,093
End of year (including undistributed net investment income: $300,340 and $351,063, respectively)	$50,919,871	$ 43,316,510

See Notes to financial statements

Notes to financial statements

1. Organization

Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

On November 24, 2009, shareholders approved a proposal to reorganize the Fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on July 1, 2010; however, the Fund reserves the right to delay the implementation. Shareholders  also approved amendments to the Fund’s Investment Advisory Agreement and amendments to and elimination of certain fundamental investment policies of the Fund.

The Fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) may be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are described below:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the Fund are not available for purchase.

On May 1, 2009, the Fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (SEC). Refer to the Fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

3. Valuation

The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Fund’s board of directors. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The Fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Fund’s valuation levels as of April 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Energy	$6,778,127	$—	$—	$6,778,127
Materials	1,582,233	—	—	1,582,233
Industrials	8,721,284	—	—	8,721,284
Consumer discretionary	4,682,133	—	—	4,682,133
Consumer staples	4,151,457	—	—	4,151,457
Health care	6,476,123	—	—	6,476,123
Financials	4,341,608	—	—	4,341,608
Information technology	3,923,599	—	—	3,923,599
Telecommunication services	3,257,528	—	—	3,257,528
Utilities	4,921,603	—	—	4,921,603
Miscellaneous	1,003,092	—	—	1,003,092
Short-term securities	—	1,107,932	—	1,107,932
Total	$49,838,787	$1,107,932	$—	$50,946,719

4. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting  the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

5. Taxation and distributions

Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2006.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

During the year ended April 30, 2010, the Fund reclassified $436,000 from undistributed net investment income to capital paid in on shares of capital stock and $5,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of April 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

		(dollars in thousands)
Undistributed ordinary income		$ 302,725
Capital loss carryforwards*:Expiring 2017	$(2,944,294)
Expiring 2018	(3,493,853)	(6,438,147)
Gross unrealized appreciation on investment securities		10,334,419
Gross unrealized depreciation on investment securities		(1,641,100)
Net unrealized appreciation on investment securities		8,693,319
Cost of investment securities		42,253,400

*The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates. The Fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2010			Year ended April 30, 2009
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$1,087,747	$—	$1,087,747	$1,297,249	$870,934	$2,168,183
Class B	30,048	—	30,048	41,064	37,205	78,269
Class C	37,528	—	37,528	45,521	42,136	87,657
Class F-1	48,281	—	48,281	61,223	40,201	101,424
Class F-2*	11,112	—	11,112	2,328	2,274	4,602
Class 529-A	23,609	—	23,609	24,494	17,169	41,663
Class 529-B	2,911	—	2,911	3,214	3,124	6,338
Class 529-C	5,438	—	5,438	5,743	5,563	11,306
Class 529-E	1,231	—	1,231	1,245	971	2,216
Class 529-F-1	1,318	—	1,318	1,255	819	2,074
Class R-1	1,209	—	1,209	1,145	1,062	2,207
Class R-2	13,491	—	13,491	13,966	13,255	27,221
Class R-3	30,591	—	30,591	33,432	24,518	57,950
Class R-4	30,825	—	30,825	26,156	17,866	44,022
Class R-5	25,387	—	25,387	38,814	24,769	63,583
Class R-6†	17,214	—	17,214	—	—	—
Total	$1,367,940	$—	$1,367,940	$1,596,849	$1,101,866	$2,698,715
*Class F-2 was offered beginning August 1, 2008. †Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.030% on such assets in excess of $77 billion. For the year ended April 30, 2010, the business management services fee was $43,565,000, which was equivalent to an annualized rate of 0.09% of average daily net assets. During the year ended April 30, 2010, WMC paid the Fund’s investment adviser $2,072,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $359,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Distributors,¨ Inc. (AFD), the principal underwriter of the Fund’s shares, and American Funds Service Company¨ (AFS), the Fund’s transfer agent. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. For the year ended April 30, 2010, the investment advisory services fee was $95,872,000, which was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services — The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended April 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$ 87,873	$52,443	Not applicable	Not applicable	Not applicable
Class B	13,864	1,884	Not applicable	Not applicable	Not applicable
Class C	17,608		$ 2,617	$ 442	Not applicable
Class F-1	4,038		2,315	183	Not applicable
Class F-2	Not applicable		440	23	Not applicable
Class 529-A	1,794		882	160	$ 834
Class 529-B	1,408		150	48	141
Class 529-C	2,605	Included in	278	80	263
Class 529-E	239	administrative	51	9	48
Class 529-F-1	—	services	46	8	43
Class R-1	556		69	23	Not applicable
Class R-2	4,780		940	1,936	Not applicable
Class R-3	5,907		1,738	764	Not applicable
Class R-4	2,630		1,518	32	Not applicable
Class R-5	Not applicable		784	12	Not applicable
Class R-6*	Not applicable		273	1	Not applicable
Total	$143,302	$54,327	$12,101	$3,721	$1,329
*Class R-6 was offered beginning May 1, 2009.

Directors’ and advisory board’s deferred compensation — Since the adoption of the deferred compensation plan in 1994, independent directors and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $2,140,000, shown on the accompanying financial statements, includes $1,554,000 in current fees (either paid in cash or deferred) and a net increase of $586,000 in the value of the deferred amounts.

Affiliated officers and directors — All officers and all interested directors of the Fund are affiliated with WMC. Officers and interested directors do not receive compensation directly from the Fund.

7. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales1		Reinvestments of dividends and distributions		Repurchases1		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2010
Class A	$2,486,219	106,597	$1,024,913	44,448	$(8,038,118)	(345,221)	$(4,526,986)	(194,176)
Class B	16,401	710	28,940	1,272	(557,876)	(23,895)	(512,535)	(21,913)
Class C	140,939	6,067	34,660	1,524	(421,724)	(18,262)	(246,125)	(10,671)
Class F-1	414,949	18,079	44,048	1,914	(635,809)	(27,514)	(176,812)	(7,521)
Class F-2	329,604	14,828	7,742	335	(145,891)	(6,474)	191,455	8,689
Class 529-A	103,987	4,425	23,602	1,022	(120,413)	(5,156)	7,176	291
Class 529-B	2,213	96	2,910	127	(23,459)	(990)	(18,336)	(767)
Class 529-C	32,742	1,413	5,434	237	(44,944)	(1,938)	(6,768)	(288)
Class 529-E	6,479	279	1,230	54	(8,345)	(356)	(636)	(23)
Class 529-F-1	13,323	566	1,318	57	(9,564)	(411)	5,077	212
Class R-1	20,780	901	1,203	52	(13,796)	(596)	8,187	357
Class R-2	151,347	6,570	13,441	589	(184,408)	(7,957)	(19,620)	(798)
Class R-3	284,344	12,266	30,382	1,324	(351,198)	(15,007)	(36,472)	(1,417)
Class R-4	437,215	19,673	30,780	1,341	(402,058)	(17,087)	65,937	3,927
Class R-5	394,213	17,200	25,304	1,093	(893,179)	(41,701)	(473,662)	(23,408)
Class R-62	698,432	32,285	17,062	725	(44,500)	(1,804)	670,994	31,206
Total net increase (decrease)	$5,533,187	241,955	$1,292,969	56,114	$(11,895,282)	(514,369)	$(5,069,126)	(216,300)
Year ended April 30, 2009
Class A	$4,200,504	180,201	$2,058,558	91,881	$(10,541,874)	(458,944)	$(4,282,812)	(186,862)
Class B	92,539	4,019	75,383	3,435	(531,235)	(22,802)	(363,313)	(15,348)
Class C	244,752	10,579	83,430	3,822	(605,517)	(26,386)	(277,335)	(11,985)
Class F-1	578,188	24,356	90,468	4,030	(1,023,594)	(44,713)	(354,938)	(16,327)
Class F-23	240,487	10,436	3,918	194	(68,292)	(3,225)	176,113	7,405
Class 529-A	107,569	4,506	41,655	1,877	(108,292)	(4,685)	40,932	1,698
Class 529-B	11,096	464	6,335	291	(18,358)	(792)	(927)	(37)
Class 529-C	36,622	1,551	11,300	520	(45,606)	(1,951)	2,316	120
Class 529-E	7,947	341	2,215	101	(5,958)	(264)	4,204	178
Class 529-F-1	8,609	362	2,074	94	(8,049)	(328)	2,634	128
Class R-1	18,248	765	2,194	101	(17,362)	(734)	3,080	132
Class R-2	187,302	8,071	27,194	1,251	(205,867)	(8,737)	8,629	585
Class R-3	306,695	13,036	57,913	2,611	(552,239)	(21,903)	(187,631)	(6,256)
Class R-4	330,062	14,278	43,973	1,989	(287,409)	(12,009)	86,626	4,258
Class R-5	650,276	26,249	62,999	2,850	(332,172)	(13,420)	381,103	15,679
Total net increase (decrease)	$7,020,896	299,214	$2,569,609	115,047	$(14,351,824)	(620,893)	$(4,761,319)	(206,632)
1Includes exchanges between share classes of the Fund. 2Class R-6 was offered beginning May 1, 2009. 3Class F-2 was offered beginning August 1, 2008.

8. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,616,729,000 and $15,681,714,000, respectively, during the year ended April 30, 2010.

Financial highlights1
		Income (loss) from investment operations2			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
Class A:
Year ended 4/30/2010	$19.81	$.65	$ 6.06	$ 6.71	$(.68)	$ —	$ (.68)	$25.84	34.29%	$39,349.70%		.70%	2.80%
Year ended 4/30/2009	31.92	.64	(11.53)	(10.89)	(.72)	(.50)	(1.22)	19.81	(34.50)	34,012.67		.65	2.60
Year ended 4/30/2008	36.55	.71	(2.68)	(1.97)	(.72)	(1.94)	(2.66)	31.92	(5.78)	60,782.60		.58	2.02
Year ended 4/30/2007	32.66	.68	4.71	5.39	(.66)	(.84)	(1.50)	36.55	16.85	70,811.60		.57	2.00
Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
Class B:
Year ended 4/30/2010	19.67	.48	6.01	6.49	(.50)	—	(.50)	25.66	33.31	1,249	1.46	1.46	2.07
Year ended 4/30/2009	31.71	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.67	(35.01)	1,389	1.42	1.40	1.85
Year ended 4/30/2008	36.33	.44	(2.67)	(2.23)	(.45)	(1.94)	(2.39)	31.71	(6.51)	2,726	1.36	1.33	1.27
Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
Class C:
Year ended 4/30/2010	19.63	.46	6.00	6.46	(.49)	—	(.49)	25.60	33.23	1,830	1.50	1.50	2.00
Year ended 4/30/2009	31.65	.44	(11.44)	(11.00)	(.52)	(.50)	(1.02)	19.63	(35.04)	1,613	1.47	1.44	1.80
Year ended 4/30/2008	36.26	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.65	(6.54)	2,979	1.41	1.38	1.22
Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
Class F-1:
Year ended 4/30/2010	19.76	.64	6.04	6.68	(.67)	—	(.67)	25.77	34.26	1,770.71		.71	2.78
Year ended 4/30/2009	31.85	.64	(11.51)	(10.87)	(.72)	(.50)	(1.22)	19.76	(34.52)	1,506.67		.65	2.59
Year ended 4/30/2008	36.48	.70	(2.68)	(1.98)	(.71)	(1.94)	(2.65)	31.85	(5.82)	2,947.63		.61	1.99
Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
Class F-2:
Year ended 4/30/2010	19.81	.68	6.09	6.77	(.74)	—	(.74)	25.84	34.65	416.46		.46	2.91
Period from 8/5/2008 to 4/30/2009	29.64	.46	(9.22)	(8.76)	(.57)	(.50)	(1.07)	19.81	(29.77)	147.445		.435	3.105
Class 529-A:
Year ended 4/30/2010	19.78	.63	6.05	6.68	(.66)	—	(.66)	25.80	34.20	932.76		.76	2.71
Year ended 4/30/2009	31.89	.62	(11.52)	(10.90)	(.71)	(.50)	(1.21)	19.78	(34.57)	709.73		.71	2.55
Year ended 4/30/2008	36.51	.67	(2.66)	(1.99)	(.69)	(1.94)	(2.63)	31.89	(5.85)	1,089.69		.66	1.93
Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
Class 529-B:
Year ended 4/30/2010	19.69	.45	6.02	6.47	(.48)	—	(.48)	25.68	33.15	145	1.56	1.56	1.93
Year ended 4/30/2009	31.74	.42	(11.47)	(11.05)	(.50)	(.50)	(1.00)	19.69	(35.08)	126	1.53	1.51	1.74
Year ended 4/30/2008	36.36	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.74	(6.62)	204	1.49	1.46	1.13
Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
Class 529-C:
Year ended 4/30/2010	19.68	.45	6.02	6.47	(.48)	—	(.48)	25.67	33.19	288	1.55	1.55	1.93
Year ended 4/30/2009	31.73	.43	(11.47)	(11.04)	(.51)	(.50)	(1.01)	19.68	(35.08)	226	1.52	1.50	1.75
Year ended 4/30/2008	36.35	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.73	(6.62)	361	1.49	1.46	1.13
Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
Class 529-E:
Year ended 4/30/2010	19.71	.56	6.03	6.59	(.60)	—	(.60)	25.70	33.80	53	1.05	1.05	2.43
Year ended 4/30/2009	31.77	.55	(11.48)	(10.93)	(.63)	(.50)	(1.13)	19.71	(34.74)	41	1.02	1.00	2.26
Year ended 4/30/2008	36.39	.57	(2.66)	(2.09)	(.59)	(1.94)	(2.53)	31.77	(6.14)	60.98		.95	1.64
Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74

		Income (loss) from investment operations2			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
Class 529-F-1:
Year ended 4/30/2010	$19.76	$.68	$ 6.04	$ 6.72	$(.71)	$ —	$ (.71)	$25.77	34.48%	$ 51.55%		.55%	2.91%
Year ended 4/30/2009	31.85	.67	(11.50)	(10.83)	(.76)	(.50)	(1.26)	19.76	(34.41)	35.52		.50	2.77
Year ended 4/30/2008	36.47	.74	(2.66)	(1.92)	(.76)	(1.94)	(2.70)	31.85	(5.65)	52.48		.45	2.14
Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24
Class R-1:
Year ended 4/30/2010	19.68	.46	6.01	6.47	(.50)	—	(.50)	25.65	33.21	67	1.47	1.47	1.98
Year ended 4/30/2009	31.72	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.68	(34.99)	44	1.43	1.41	1.85
Year ended 4/30/2008	36.33	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.72	(6.55)	67	1.42	1.40	1.20
Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
Class R-2:
Year ended 4/30/2010	19.62	.45	6.01	6.46	(.49)	—	(.49)	25.59	33.23	694	1.52	1.52	1.96
Year ended 4/30/2009	31.64	.43	(11.44)	(11.01)	(.51)	(.50)	(1.01)	19.62	(35.07)	548	1.50	1.48	1.77
Year ended 4/30/2008	36.25	.41	(2.66)	(2.25)	(.42)	(1.94)	(2.36)	31.64	(6.57)	865	1.44	1.41	1.19
Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
Class R-3:
Year ended 4/30/2010	19.70	.57	6.02	6.59	(.60)	—	(.60)	25.69	33.85	1,280	1.03	1.03	2.45
Year ended 4/30/2009	31.76	.56	(11.48)	(10.92)	(.64)	(.50)	(1.14)	19.70	(34.72)	1,010.97		.95	2.29
Year ended 4/30/2008	36.38	.58	(2.67)	(2.09)	(.59)	(1.94)	(2.53)	31.76	(6.13)	1,827.95		.93	1.67
Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
Class R-4:
Year ended 4/30/2010	19.75	.64	6.04	6.68	(.67)	—	(.67)	25.76	34.29	1,121.72		.72	2.75
Year ended 4/30/2009	31.83	.63	(11.50)	(10.87)	(.71)	(.50)	(1.21)	19.75	(34.52)	782.69		.67	2.59
Year ended 4/30/2008	36.46	.68	(2.68)	(2.00)	(.69)	(1.94)	(2.63)	31.83	(5.87)	1,125.67		.65	1.95
Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
Class R-5:
Year ended 4/30/2010	19.80	.72	6.05	6.77	(.74)	—	(.74)	25.83	34.62	868.42		.42	3.08
Year ended 4/30/2009	31.92	.70	(11.53)	(10.83)	(.79)	(.50)	(1.29)	19.80	(34.31)	1,129.39		.37	2.91
Year ended 4/30/2008	36.55	.78	(2.67)	(1.89)	(.80)	(1.94)	(2.74)	31.92	(5.57)	1,319.37		.35	2.24
Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
Class R-6:
Year ended 4/30/2010	19.95	.71	5.93	6.64	(.74)	—	(.74)	25.85	33.79	807.37		.37	3.03

				Year ended April 30
				2010		2009		2008		2007		2006
Portfolio turnover rate for all classes of shares				22%		39%		18%		19%		13%

1 Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Based on average shares outstanding.
3 Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4 This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5 Annualized.

See Notes to financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 9, 2010

Other share class results	unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2010 (the most recent calendar quarter-end):

	1 year	5 years	10 years1/ Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	36.38%	0.20%	2.66%
Not reflecting CDSC	41.38	0.53	2.66
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	40.31	0.47	1.90
Not reflecting CDSC	41.31	0.47	1.90
Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	42.45	1.27	2.70
Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged by sponsoring firm	42.78	—	–4.22
Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	34.19	0.03	2.08
Not reflecting maximum sales charge	42.38	1.22	2.83
Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	36.26	0.07	2.20
Not reflecting CDSC	41.26	0.41	2.20
Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	40.25	0.41	1.98
Not reflecting CDSC	41.25	0.41	1.98
Class 529-E shares3,4 — first sold 3/1/02	41.96	0.93	2.12
Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	42.70	1.42	5.02
1 Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2 These shares are not available for purchase.
3 These shares are sold without any initial or contingent deferred sales charge.
4 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager waived a portion of their management fees from September 1, 2004 through December 31, 2008. Applicable Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 24 and 25 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the Fund’s prospectus.

Expense example	unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2009 through April 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2009	Ending account value 4/30/2010	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,140.19	$3.56	.67%
Class A — assumed 5% return	1,000.00	1,021.47	3.36	.67
Class B — actual return	1,000.00	1,135.97	7.63	1.44
Class B — assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class C — actual return	1,000.00	1,135.59	7.84	1.48
Class C — assumed 5% return	1,000.00	1,017.46	7.40	1.48
Class F-1 — actual return	1,000.00	1,139.94	3.71	.70
Class F-1 — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class F-2 — actual return	1,000.00	1,141.40	2.39	.45
Class F-2 — assumed 5% return	1,000.00	1,022.56	2.26	.45
Class 529-A — actual return	1,000.00	1,139.51	3.93	.74
Class 529-A — assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 529-B — actual return	1,000.00	1,135.29	8.15	1.54
Class 529-B — assumed 5% return	1,000.00	1,017.16	7.70	1.54
Class 529-C — actual return	1,000.00	1,135.41	8.10	1.53
Class 529-C — assumed 5% return	1,000.00	1,017.21	7.65	1.53
Class 529-E — actual return	1,000.00	1,138.02	5.46	1.03
Class 529-E — assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class 529-F-1 — actual return	1,000.00	1,141.38	2.81	.53
Class 529-F-1 — assumed 5% return	1,000.00	1,022.17	2.66	.53
Class R-1 — actual return	1,000.00	1,135.45	7.73	1.46
Class R-1 — assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-2 — actual return	1,000.00	1,135.61	7.89	1.49
Class R-2 — assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class R-3 — actual return	1,000.00	1,138.14	5.41	1.02
Class R-3 — assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class R-4 — actual return	1,000.00	1,140.37	3.71	.70
Class R-4 — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-5 — actual return	1,000.00	1,141.71	2.18	.41
Class R-5 — assumed 5% return	1,000.00	1,022.76	2.06	.41
Class R-6 — actual return	1,000.00	1,141.82	1.91	.36
Class R-6 — assumed 5% return	1,000.00	1,023.01	1.81	.36
*The "expenses paid during period" are equal to the "annualized expense ratio," multiplied by the average account value over the period, multiplied by the number of days in  he period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The Fund hereby designates the following amounts for the Fund’s fiscal year ended April 30, 2010:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$247,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Board of directors and directors emeriti
Independent directors
Name and age	Year first elected a director of the Fund1	Principal occupation(s) during past five years	Number of portfolios in Fund complex2 overseen by director	Other directorships3 held
Nariman Farvardin, 53	2007	Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	3	JPMorgan Value Opportunities Fund
Barbara Hackman Franklin, 70	2005	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce (1992–1993)	3	Aetna, Inc.; The Dow Chemical Company; JPMorgan Value Opportunities Fund
Mary Davis Holt, 59	2010	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting firm); former Chief Operating Officer, Time Life, Inc.	1	None
R. Clark Hooper, 63	2003	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, National Association of Securities Dealers (NASD) (1970–2003)	44	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund, Inc.
James C. Miller III, 67	1992	Senior Advisor, Husch Blackwell Sanders LLP (economic, financial and regulatory consulting); former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget (1985–1988)	3	Clean Energy Fuels Corporation; JPMorgan Value Opportunities Fund
Donald L. Nickles, 61	2007	Chairman and CEO, The Nickles Group (consulting and business venture firm); former United States Senator	3	Chesapeake Energy Corporation; JPMorgan Value Opportunities Fund; Valero Energy Corporation
William J. Shaw, 64	2009	Vice Chairman; former President and Chief Operating Officer (1997–April 2009), Marriott International, Inc.	1	Marriott International, Inc.
J. Knox Singleton, 61 Chairman of the Board (Independent and Non-Executive)	2001	President and CEO, INOVA Health System	3	Healthcare Realty Trust, Inc.; JPMorgan Value Opportunities Fund
Lydia W. Thomas, Ph.D., 65	2010	Corporate director; former President and CEO, Noblis, Inc. (nonprofit science, technology and strategy organization)	1	Cabot Corporation; Mueller Water Products, Inc.

Interested directors4
Name, age and position with Fund	Year first elected a director or officer of the Fund1	Principal occupation(s) during past five years	Number of portfolios in Fund complex2 overseen by director	Other directorships3 held
James H. Lemon, Jr., 74 Vice Chairman of the Board	1971	Chairman of the Board and CEO, The Johnston-Lemon Group, Incorporated (financial services holding company)	3	JPMorgan Value Opportunities Fund
Harry J. Lister, 74	1972	Director, Washington Management Corporation	1	None
Jeffrey L. Steele, 64 President	2000	President and Director, Washington Management Corporation	3	JPMorgan Value Opportunities Fund

Directors emeriti
Stephen Hartwell, Chairman Emeritus
Cyrus A. Ansary	Charles A. Bowsher	Fred J. Brinkman	Daniel J. Callahan III	Edward W. Kelley, Jr.	Katherine D. Ortega	T. Eugene Smith

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors, advisory board members and officers of the Fund is 1101 Vermont Avenue, NW, Washington, DC 20005, Attention: Fund Secretary.

Advisory board and other officers
Advisory board members
Name and age	Year first elected to advisory board1	Principal occupation(s) during past five years	Number of portfolios in Fund complex on which advisory board member serves	Other directorships3 held
Louise M. Cromwell, 65	2001	Retired Partner, Shaw Pittman LLP	1	None
Jeffrey A. Eisenach, 52	2008	Managing Director, Navigant Economics LLC (economic and financial consulting); former Chairman and Managing Partner, Empiris LLC (economic consulting); former Chairman, Criterion Economics, LLC (economic, litigation, regulation and legislation consulting); former Chairman and President, The CapAnalysis Group, LLC (economic, financial and regulatory consulting)	1	None
Linda D. Rabbitt, 61	2001	Chairman and CEO, Rand Construction Corporation	1	Brookfield Properties Corporation; Towers Watson & Co.
Robert G. Templin, Jr., 62	2008	President, Northern Virginia Community College	1	None
R. Clark Wadlow, 63	2005	Retired Partner, Sidley Austin, LLP	1	None

Other officers
Name, age and position with Fund	Year first elected an officer of the Fund1	Principal occupation(s) during past five years
Michael W. Stockton, 43 Senior Vice President, Treasurer and Assistant Secretary	1995	Senior Vice President, Secretary, Treasurer and Director; Washington Management Corporation
Lois A. Erhard, 57 Vice President	1983	Vice President, Washington Management Corporation
J. Lanier Frank, 49 Assistant Vice President	1997	Assistant Vice President, Washington Management Corporation
Jennifer L. Butler, 44 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation
Stephanie L. Pfromer, 41 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc. (now Citigroup, Inc.)
Curt M. Scott, 31 Assistant Treasurer	2006	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc. (now Citigroup, Inc.)

1 Directors, advisory board members and officers of the Fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,¨ which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,¨ Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3 This includes all directorships other than those in the American Funds that are held by each director or advisory board member as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the Fund’s business manager, Washington Management Corporation.

Offices of the Fund and of the

business manager

Washington Management Corporation

1101 Vermont Avenue, NW

Washington, DC 20005-3521

202/842-5665

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1775 I Street, NW

Washington, DC 20006-2401

Independent registered public accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Procedures and Principles" — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, DC. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it may also be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.
Lit. No. MFGEAR-901-0610P (S20686)
Printed on paper containing 10% post-consumer waste   Printed with inks containing soy and/or vegetable oil

The Capital Group Companies
American FundsCapital Research and ManagementCapital InternationalCapital GuardianCapital Bank and Trust

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

ITEM 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

ITEM 3.  Audit Committee Financial Expert.

The Registrant’s Board has determined that James C. Miller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.  Principal Accountant Fees and Services.

Registrant:
a)	Audit Fees:
2009                      $98,000
                                                        2010                      $75,000
b)	Audit- Related Fees:
2009                      none
                                                        2010                      none
c)	Tax Fees:
2009                      $7,000
2010                      $7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d)	All Other Fees:
2009                      none
2010                      none

ITEM 4.  Principal Accountant Fees and Services. (continued)

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a)	Audit Fees:
Not Applicable
b)	Audit- Related Fees:
2009                      none
2010                      none
c)	Tax Fees:
2009                      $6,000
2010                      $15,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d)	All Other Fees:
2009                      none
2010                      $4,000

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the business manager, the investment adviser, and any entity controlling, controlled by, or under common control with the business manager or investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $13,000 for fiscal year 2009 and $26,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  Schedule of Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund, Inc.

By /s/Jeffrey L. Steele
     Jeffrey L. Steele, President and Principal Executive Officer

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
      Jeffrey L. Steele, President and Principal Executive Officer

Date: June 29, 2010

 By /s/Michael W. Stockton
       Michael W. Stockton, Principal Financial Officer,
       Senior Vice President and Treasurer

Date: June 29, 2010